FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                        Date of Report: July 7, 1999
                     (Date of earliest event reported)




LEVITZ FURNITURE INCORPORATED                         LEVITZ FURNITURE CORPORATION
(Exact name of registrant as                          (Exact name of registrant as
specified in its charter)                             specified in its charter)


    DELAWARE         1-12046        23-2351830          FLORIDA          1-5787         23-1657490
(State or other    (Commission     (IRS Employer    (State or other    (Commission    (IRS Employer
jurisdiction of    File Number)    Identification   jurisdiction of    File Number)   Identification
 incorporation)                         No.)         incorporation)                        No.)




                         7887 NORTH FEDERAL HIGHWAY
                         BOCA RATON, FLORIDA 33487
                               (561) 994-6006
                 (Address including zip code, and telephone
                       number including area code of
                 registrants' principal executive offices)



Item 5. Other Events.

               On July 7, 1999, Levitz Furniture, Inc., a Delaware corporation (the "LFI"), issued a press release, a copy of which is attached as an Exhibit hereto and is incorporated by reference herein, announcing, among other things, that LFI and each of its debtor subsidiaries, including Levitz Furniture Corporation, a Florida corporation (the "Company"), filed a Disclosure Statement and Plan of Reorganization (the "Plan") with the United States Bankruptcy Court for the District of Delaware. The Plan provides for the continued existence of LFI and the Company in the retail home furnishing industry. As part of the Plan, stockholders will not receive distributions and creditors will receive stock in a reorganized LFI.


Item 7.  Financial Statements and Exhibits.

(a)     Not Applicable

(b)     Not Applicable

(c)     Exhibits:
        --------

        99            Press release dated July 7, 1999



                                 SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LEVITZ FURNITURE INCORPORATED


                                    By:  /s/ Edward P. Zimmer
                                         --------------------------
                                         Edward P. Zimmer
                                         Vice President


Date:  July 14, 1999


                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LEVITZ FURNITURE CORPORATION

                                    By: /s/ Edward P. Zimmer
                                        ----------------------------
                                        Edward P. Zimmer
                                        Vice President



Date: July 14, 1999



                             INDEX TO EXHIBITS

        Exhibit
        Number                   Exhibit
        -------                  --------

        99            Press release dated July 7, 1999